                                                                    Exhibit 99.1

ANC Rental Corporation, et al.            Case No. 01-11200 Jointly Administered

         SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
         --------------------------------------------------------------
                     For the Period June 1, to June 30, 2002


                                                                 Current Period Activity     Activity - Filing Period to Date
                                                                 -----------------------     --------------------------------
                                                                  ACTUAL         PROJECTED        ACTUAL         PROJECTED
                                                                  ------         ---------        ------         ---------
Cash - Beginning of Period                                     $ 140,406,446   $  40,149,000  $  101,226,814  $   99,778,000

Receipts:
           Credit Card and Local Deposits                      $ 169,997,952   $ 164,973,000  $1,309,049,493  $1,151,965,000
           Collections of Accounts Receivable                     74,692,388      29,113,000     384,256,661     218,161,000
           Other Receipts                                         18,645,046      36,271,000     135,286,217     131,178,000
                                                               =============   =============  ==============  ==============
Total Receipts                                                 $ 263,335,386   $ 230,357,000  $1,828,592,371  $1,501,304,000

Disbursements:
           US Trustee Fees Paid                                $          --   $          --  $      147,500  $           --
    4      Fleet Operating Expenses                               16,719,210      16,943,000      98,616,139     110,680,000
    5a     Personnel - Net Cash Payroll                           20,762,081      18,474,307     163,925,102     157,311,521
    5b     Personnel - Payroll Taxes Paid                          7,809,521       6,948,989      61,078,690      55,694,098
    5c     Personnel - Benefits Payments                           5,814,382       5,173,695      43,729,072      40,035,795
    5d     Personnel - Payments of Garnishments Withheld             164,090         146,009       1,378,078       1,325,831
    6      Travel Expenses Paid                                      319,514         368,000       1,844,647       2,397,000
    7      Fuel Payments For Rental Fleet                          4,486,031       4,760,000      28,429,988      32,016,000
    8      Airport - Agency - Concession Fees Paid                18,899,359       5,076,000     122,613,092      41,658,000
    9      Insurance Payments Auto Liability                         488,456       9,026,000       7,945,921      39,366,000
    10     Insurance - Other                                       4,733,277       1,575,000      20,796,894      11,160,000
    11     Facility and Other Fixed Operating Expenses Paid       14,785,232       9,131,000     120,510,999      93,226,000
    12     Other Miscellaneous Operating Expenses Paid             2,339,370       3,000,000       7,147,625      17,586,000
    13     Travel Agency Tour Operator Commission Payments        11,268,636       8,035,000      61,667,633      52,007,000
    14     Advertising Payments                                    2,831,222       4,221,000      20,190,803      39,585,000
    15     IT Consulting Payments                                  5,711,214       4,031,000      31,722,307      27,874,000
    16     IT Other Cash Payments                                  2,419,106       5,850,000      16,827,273      41,102,000
    17     Sales Taxes and Other Taxes Paid                       16,582,494      26,155,000     157,455,506     184,451,000
    18     Professional Fees Paid - Ordinary Course                1,590,253         212,000       8,487,106       4,358,000
    19     Professional Fees Paid - Bankruptcy Professionals       1,446,554       2,970,000       7,012,524      15,080,000
    20     Other Miscellaneous Non-Operating Expenses Paid         9,973,555       1,544,000      54,733,196      13,078,000
    22     Liability Insurance Payments - Self Insured Program     2,054,634       1,276,000      28,284,824      30,838,000
    23     Capital Expenditures                                      870,901      10,325,000       2,775,701      38,090,000
    24     Interest and Financing Fees Paid                          624,688         990,000      17,852,946       7,250,000
    25     Vehicle Holding Costs Paid                            102,759,247      98,103,000     550,733,963     572,692,000
   25.1    Fleet Purchase Payments and Financing Enhancements      1,951,746       8,700,000     143,574,592      61,300,000
    26     Working Capital Fundings to Subsidiaries                       --              --       4,000,000       6,000,000
                                                               =============   =============  ==============  ==============
Total Disbursements                                            $ 257,404,772   $ 253,034,000  $1,783,482,124  $1,696,161,245

Net Cash Flow                                                  $   5,930,614   $ (22,677,000) $   45,110,247  $ (194,857,245)
                                                               =============   =============  ==============  ==============
Cash at End of Period                                          $ 146,337,061   $  17,472,000  $  146,337,061  $  (95,079,245)
                                                               =============   =============  ==============  ==============



Note:  A revised cash budget was released on February 15, 2002.
       "Projected" amounts for the month of June posted from the revised budget. "Projected" amounts for the Filing Period to Date reflect a combination of the original budget and the revised budget.

ANC Rental Corporation et al.,
Case No. 01-11200 Jointly Administered
Summary Combined Balance Sheet
June 30, 2002


                                     Assets

Cash & Cash Equivalents                                         $  146,301,890
Restricted Cash                                                         35,171
Receivables, net                                                   148,859,747
Prepaid Expenses                                                    44,821,271
Revenue Earning Vehicles, net                                       12,701,462
Property Plant & Equip, net                                        287,827,763
Intangible Assets, net                                             127,131,913
Investment in Subsidiaries                                       3,730,795,380
Other Assets                                                        30,949,465

                                                                --------------
    Total Assets                                                $4,529,424,062
                                                                ==============



                       Liabilities & Shareholders' Equity

Accounts Payable                                                $  149,940,441
Estimated Debt - Vehicle Rental                                     46,226,139
Accrued Liabilities                                                246,736,673
Insurance Reserves                                                 288,038,885
Other Debt                                                         285,746,178
Deferred Income Taxes                                              253,710,734
Interest rate hedges at fmv                                         82,260,000
Due to Affiliates                                                  673,744,551
Other Liabilities                                                   93,522,551

                                                                --------------
    Total Liabilities                                            2,119,926,152

Shareholders' equity                                             2,409,497,910

                                                                --------------
    Total Liabilities & Shareholders' Equity                    $4,529,424,062
                                                                ==============

ANC Rental Corporation, et al.,
Case Number 01-11200 Jointly Administered
Summary Income Statement
For the Month of June 2002

                                                                          For the Period
                                                    For the One             November 13,
                                                    Month Ended           2001 to June 30,
                                                   June 30, 2002              2002
                                                   -------------          ----------------
Total Revenue                                       186,526,730            1,324,632,031

Direct Operating Costs                               83,533,651              652,915,375
Vehicle Depreciation, net                            74,426,586              540,807,789
SGA                                                  36,935,328              305,663,780
Amortization of Intangibles                                 420                  290,750
Transition Cost                                      22,097,963              113,556,055
Interest Income                                        (203,649)              (2,165,367)
Interest Expense                                      2,310,956               41,751,523
FMV Stand Alone Caps                                  3,135,355               23,985,881
Other (income) / expense net                          2,556,565               52,229,793
Loss on Sale and Leaseback Transaction
                                                    -----------             ------------
Income / (Loss) Before Tax                          (38,266,445)            (404,403,548)

Income Taxes                                                 --                       --
Extraordinary Gains/(Losses)                                 --                       --
                                                    -----------             ------------
Net Income after Tax, before adoption               (38,266,445)            (404,403,548)

Cumm effect of chg in acct p,net of tax                      --                       --
                                                    -----------             ------------
Net Income                                          (38,266,445)            (404,403,548)
                                                    ===========             ============


Note: Obligations incurred by ANC Management Services, Inc., Republic Guy Salmon, Inc., and certain other subsidiaries are settled by ANC Rental Corporation then charged to the respective subsidiary by way of an intercompany charge.